UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2016

CALGON CARBON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10776 (Commission File Number)	25-0530110 (IRS Employer Identification No.)
3000 GSK Drive Moon Township, Pennsylvania (Address of principal executive offices)		15108 (Zip Code)

Registrant's telephone number, including area code: (412) 787-6700

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement

On November 2, 2016, Calgon Carbon Corporation (the “Company”), Chemviron France SAS, Calgon Carbon (Suzhou) Co., Ltd. and Chemviron SPRL (collectively, the “Buyers”) entered into an Amendatory Agreement (the “Amendment”) with Arkema France S.A., CECA S.A., Arkema S.R.L. and Arkema Shanghai Distribution Co. Ltd (the “Sellers”) amending certain terms and conditions of that certain Asset and Share Purchase Agreement dated July 25, 2016 (the “Purchase Agreement”) with CECA, S.A., a French société anonyme (“CECA”), Arkema S.r.l, an Italian limited liability company (“Arkema Italy”) and Arkema Shanghai Distribution Co Ltd, a company incorporated under the laws of the People's Republic of China (“Arkema Shanghai”, and together with CECA and Arkema, the “Sellers”) providing for the acquisition by the Buyers of Sellers’ Activated Carbon and Filtration Media Business.  The Amendment was entered into to address the removal of certain immaterial assets from the transaction and accordingly adjust the purchase price.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is attached hereto as Exhibit 2.2 and incorporated by reference.

Item 2.01.                          Completion of Acquisition or Disposition of Assets

As previously disclosed, on July 25, 2016, the Company entered into the Purchase Agreement for the acquisition of Activated Carbon and Filtration Media Business of the Sellers in a cash transaction valued at $153.0 million, plus the assumption of $7.1 million in unfunded pension liabilities.  On November 2, 2016, the Buyers completed the acquisition of the Activated Carbon and Filtration Media Business from the Sellers. The purchase price is subject to certain customary post closing adjustments.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to the Company Current Report on Form 8-K filed on July 29, 2016, which is incorporated herein by reference.

Item 7.01                          Regulation FD

On November 2, 2016, the Company issued a press release announcing the consummation of the transactions contemplated in the Purchase Agreement, as amended by the Amendment, where the Buyers purchased the Activated Carbon and Filtration Media Business from the Sellers.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                          Financial Statements and Exhibits.

(a)  Financial Statement of businesses acquired.

The Company will file the financial statements required by Item 9.01(a) of Form 8-K as an amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b)  Pro forma financial information.

The Company will file pro forma financial information required by Item 9.01(b) of Form 8‑K as an amendment to this Current Report on Form 8‑K no later than the 71st day after the required filing date for this Current Report on Form 8‑K.

(d)  Exhibits.

Exhibit Number	Description
2.1
Asset and Share Purchase Agreement by and among CECA, S.A., Arkema S.r.l, Arkema Shanghai Distribution Co Ltd, Arkema France, Chemviron France SAS and Calgon Carbon Corporation dated July 25, 2016, was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 29, 2016 *

2.2
Amendatory Agreement, dated November 2, 2016, in respect of Asset and Share Purchase Agreement by and among CECA, S.A., Arkema S.r.l, Arkema Shanghai Distribution Co Ltd, Arkema France, Chemviron France SAS, Calgon Carbon Corporation, Calgon Carbon (Suzhou) Co., Ltd. and Chemviron SPRL

99.1	Press Release dated November 2, 2016

*            Annexes omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of such annexes, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION

November 8, 2016	By:	/s/ Chad Whalen
Name: Chad Whalen
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
2.1
Asset and Share Purchase Agreement by and among CECA, S.A., Arkema S.r.l, Arkema Shanghai Distribution Co Ltd, Arkema France, Chemviron France SAS and Calgon Carbon Corporation dated July 25, 2016, was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 29, 2016 *

2.2
Amendatory Agreement, dated November 2, 2016, in respect of Asset and Share Purchase Agreement by and among CECA, S.A., Arkema S.r.l, Arkema Shanghai Distribution Co Ltd, Arkema France, Chemviron France SAS, Calgon Carbon Corporation, Calgon Carbon (Suzhou) Co., Ltd. and Chemviron SPRL

99.1	Press Release dated November 2, 2016

*            Annexes omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of such annexes, or any section thereof, to the Securities and Exchange Commission upon request.
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